                                                                   EXHIBIT 25(b)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                                    --------

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _____

                       ---------------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

     A NATIONAL BANKING ASSOCIATION                 36-0899825
                                                    (I.R.S. EMPLOYER
                                                    IDENTIFICATION NUMBER)

     ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS    60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

                      THE FIRST NATIONAL BANK OF CHICAGO
                     ONE FIRST NATIONAL PLAZA, SUITE 0286
                        CHICAGO, ILLINOIS   60670-0286
            ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      -----------------------------------

                             WELLS FARGO CAPITAL I
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

      DELAWARE                                      94-6701193
     (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)


     420 MONTGOMERY STREET
     SAN FRANCISCO, CALIFORNIA                      94163
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                              PREFERRED SECURITIES
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          --------------------
          INFORMATION AS TO THE TRUSTEE:

          (a)  NAME AND ADDRESS OF EACH EXAMINING OR
          SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
          CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
          ------------------------------
          IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
          SUCH AFFILIATION.

          No such affiliation exists with the trustee.


ITEM 16.  LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
          -----------------
          PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by
               Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 14th day of November, 1996.


          THE FIRST NATIONAL BANK OF CHICAGO,
          TRUSTEE

          By  /s/ John R. Prendiville
              John R. Prendiville
              Vice President




* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6


                      THE CONSENT OF THE TRUSTEE REQUIRED
                         BY SECTION 321(b) OF THE ACT


                                                               November 14, 1996


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

     In connection with the qualification of an indenture between Wells Fargo Capital I and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                  Very truly yours,

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By   /s/ John R. Prendiville
                                       John R. Prendiville
                                       Vice President

                                   EXHIBIT 7

Legal Title of Bank:      The First National Bank of Chicago   Call Date: 06/30/96  ST-BK:  17-1630 FFIEC 031
        Address:                  One First National Plaza, Ste 0460                                Page RC-1
City, State  Zip:         Chicago, IL  60670
FDIC Certificate No.:     0/3/6/1/8
                          ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                DOLLAR AMOUNTS IN                     C400                (less
                                                                                                      ----                 than)-
                                                                    THOUSANDS            RCFD      BIL MIL THOU            ------
                                                                ------------------       ----      ------------
ASSETS
1.   Cash and balances due from depository institutions
     (from Schedule RC-A):
     a. Noninterest-bearing balances and currency
        and coin(1).........................................                              0081      3,572,641                1.a.
     b. Interest-bearing balances(2)........................                              0071      6,958,367                1.b.
2.   Securities
     a. Held-to-maturity securities(from Schedule
        RC-B, column A).....................................                              1754              0                2.a.
     b. Available-for-sale securities (from Schedule
        RC-B, column D).....................................                              1773      1,448,974                2.b.
3.   Federal funds sold and securities purchased under
     agreements to resell in domestic offices of the bank
     and its Edge and Agreement subsidiaries, and in IBFs:
     a. Federal Funds sold..................................                              0276      5,020,878                3.a.
     b. Securities purchased under agreements to resell.....                              0277        918,688                3.b.
4.   Loans and lease financing receivables:
     a. Loans and leases, net of unearned income
      (from Schedule RC-C)..................................     RCFD 2122 19,125,160                                        4.a.
     b. LESS: Allowance for loan and lease losses...........     RCFD 3123    379,232                                        4.b.
          c. LESS: Allocated transfer risk reserve..........     RCFD 3128          0                                        4.c.
     d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b
        and 4.c)............................................                              2125     18,745,928                4.d.
5.   Assets held in trading accounts........................                              3545      9,599,172                5.
6.   Premises and fixed assets (including capitalized
     leases)................................................                              2145        623,289                6.
7.   Other real estate owned (from Schedule RC-M)...........                              2150          8,927                7.
8.   Investments in unconsolidated subsidiaries and
     associated companies (from Schedule RC-M)..............                              2130         57,280                8.
9.   Customers' liability to this bank on acceptances
     outstanding............................................                              2155        632,259                9.
10.  Intangible assets (from Schedule RC-M).................                              2143        156,715               10.
11.  Other assets (from Schedule RC-F)......................                              2160      1,592,088               11.
12.  Total assets (sum of items 1 through 11)...............                              2170     49,335,206               12.

------------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

                                                                                         DOLLAR AMOUNTS IN

                                                                Thousands                         BIL MIL THOU
                                                                ---------                         -------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns
        A and C from Schedule RC-E, part 1).................                     RCON 2200         16,878,870           13.a.
        (1)  Noninterest-bearing(1).........................     RCON 6631  7,855,880                                   13.a.(1)
        (2) Interest-bearing................................     RCON 6636  9,022,990                                   13.a.(2)
     b. In foreign offices, Edge and Agreement
        subsidiaries, and IBFs (from Schedule
        RC-E, part II)......................................                     RCFN 2200         12,677,057           13.b.
        (1)  Noninterest bearing............................     RCFN 6631    766,936                                   13.b.(1)
        (2)  Interest-bearing...............................     RCFN 6636 11,910,121                                   13.b.(2)
14.  Federal funds purchased and securities sold
     under agreements to repurchase in domestic
     offices of the bank and of its Edge and
     Agreement subsidiaries, and in IBFs:
     a. Federal funds purchased.............................                     RCFD 0278          1,318,968           14.a.
     b. Securities sold under agreements to
        repurchase..........................................                     RCFD 0279          1,197,589           14.b.
15.  a. Demand notes issued to the U.S. Treasury............                     RCON 2840            104,546           15.a.
     b. Trading Liabilities.................................                     RCFD 3548          6,431,784           15.b.
16.  Other borrowed money:
     a. With original maturity of one year
        or less.............................................                     RCFD 2332          4,437,636           16.a.
     b. With original maturity of more than
        one year............................................                     RCFD 2333             75,308           16.b.
17.  Mortgage indebtedness and obligations under
     capitalized leases.....................................                     RCFD 2910            283,041           17.
18.  Bank's liability on acceptance executed
     and outstanding........................................                     RCFD 2920            632,259           18.
19.  Subordinated notes and debentures......................                     RCFD 3200          1,275,000           19.
20.  Other liabilities (from Schedule RC-G).................                     RCFD 2930            892,947           20.
21.  Total liabilities (sum of items 13
     through 20)............................................                     RCFD 2948         46,205,005           21.
22.  Limited-Life preferred stock and
     related surplus........................................                     RCFD 3282                  0           22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..........                     RCFD 3838                  0           23.
24.  Common stock...........................................                     RCFD 3230            200,858           24.
25.  Surplus (exclude all surplus related to
     preferred stock).......................................                     RCFD 3839          2,349,164           25.
26.  a. Undivided profits and capital reserves..............                     RCFD 3632            584,878           26.a.
          b. Net unrealized holding gains (losses)
        on available-for-sale securities....................                     RCFD 8434             (3,951)          26.b.
27.  Cumulative foreign currency translation
     adjustments............................................                     RCFD 3284               (748)          27.
28.  Total equity capital (sum of items 23
     through 27)............................................                     RCFD 3210          3,130,201           28.
29.  Total liabilities, limited-life preferred stock,
     and equity capital (sum of items 21, 22, and 28).......                     RCFD 3300         49,335,206           29.

Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
     the bank by independent external                                                                   Number
                                                                                                   ---------------
     auditors as of any date during 1995..............................................RCFD 6724...      N/A             M.1.
                                                                                                   ---------------
1 =  Independent audit of the bank conducted in accordance                4. =   Directors' examination of the bank performed by
     with generally accepted auditing standards by a certified                   other external auditors (may be required by state
     public accounting firm which submits a report on the bank                   chartering authority)
2 =  Independent audit of the bank's parent holding company               5 =    Review of the bank's financial statements by
     conducted in accordance with generally accepted auditing                    external auditors
     standards by a certified public accounting firm which                6 =    Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                        external auditors
     (but not on the bank separately)                                     7 =    Other audit procedures (excluding tax preparation
                                                                                 work)
3 =  Directors' examination of the bank conducted in                      8 =    No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

-------------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.